Sanara MedTech Overview
(Nasdaq: SMTI)

February 2021

Sanara
MedTech
Evidence Based Healing

Disclaimers

Sanara MedTech

This presentation contains forward-looking statements that discuss expectations as to future trends, plans, events, results of operations or financial condition, or state other information relating to Sanara MedTech Inc. (the "Company," "Sanara," "we," "our" or "us"). All statements other than statements of historical fact contained herein are forward-looking statements. These statements may be identified by terms such as "may," "will," "would," "should," "expect," "plan," "anticipate," "could," "intend," "target," "project," "contemplates," "believes," "estimates," "predicts," "preliminary," "potential" or "continue" or the negatives of these terms, variations of these terms or other similar expressions. These forward-looking statements include statements regarding the development of new products and expansion of the Company's business in telehealth and wound care. These items involve risks, contingencies and uncertainties such as the impact of the COVID-19 pandemic and government response thereto, the extent of product demand, market and customer acceptance, the effect of economic conditions, competition, pricing, the ability to consummate and integrate acquisitions, and other risks, contingencies and uncertainties detailed in the Company's filings with the Securities and Exchange Commission ("SEC"), including the Company's most recently filed Annual Report on Form 10-K and the Company's Quarterly Reports on Form 10-Q as well as other documents the Company files with the SEC. Investors and security holders are urged to read these documents free of charge on the SEC's website at http://www.sec.gov. Forward-looking statements contained in this presentation are made as of this date, and the Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by applicable securities laws.

This presentation contains statistical and market data that we obtained from industry publications, reports generated by third parties, third-party studies and public filings. Although we believe that the publications, reports, studies and filings are reliable as of the date of this presentation, we have not independently verified such statistical or market data.

The trademarks and service marks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.

CAUTION: This presentation concerns certain products that are under clinical investigation and which have not yet been cleared for marketing by the U.S. Food and Drug Administration. These products are currently limited by federal law to investigational use, and no representation is made as to the safety or effectiveness of these products for the purposes for which they are being investigated.

Company Overview

Sanara MedTech
Evidence Based Healing

About Sanara MedTech

With a focus on improving patient outcomes through evidence-based healing technologies, Sanara MedTech Inc. markets and distributes advanced surgical tissue repair and wound care products in the United States.

- **Highly competitive propriety product portfolio**
  - CellerateRX Surgical Activated Collagen
  - BIAKŌS Antimicrobial Skin and Wound Cleanser, Gel, and Irrigation Solution
  - HYCOL Hydrolyzed Collagen Powder and Gel
  - Three advanced biologics products - 2H 2021 expected launch
- **Robust product pipeline rounding out our 6 Wound Care and Surgical Site Therapy Focus Areas**
- **Developing synergistic technology platforms for physician services expected to launch in 2021** designed to reach and treat patients across all care settings
  - **Handheld diagnostic tool and smartpad** to facilitate accurate wound diagnosis and appropriate treatments – **Precision Healing**
  - **Wound and skin electronic medical record ("EMR") system/app** designed to connect wound and skin care providers with their patients – **WounDerm**
  - Plan to utilize these proprietary technologies to provide prompt, cost-effective and scalable **physician led virtual wound care** (**Mgroup Strategies**) and **dermatologic care** (**DirectDerm**) driving product sales to the benefit of patients, their caregivers and payers



Highly Competitive Products
Robust Pipeline
Cutting Edge Technology
Physician Teleservice
Proven Leadership Team
Product Sales
Diagnosis Accuracy
Consistent Treatment with Physician Involve
Patient Outcomes
Overall Cost to System

Sanara's Six Wound Care and Surgical Site Therapy Focus Areas

Sanara MedTech

Sanara's strategy is to create a value proposition through the use of efficacious products and services in the appropriate care settings for wound & skin care

Debridement

- Debrider technology licensed and currently under development with Rochal Industries that has skin care applications

Biofilm Removal

- The Rochal Biofilm Solution Set, BIAKŌS, consists of a cleanser and gel which initially disrupt biofilm and kill >99% of bacteria on contact. After 24 hours, a complete kill has been accomplished preventing biofilm regrowth
- The cleanser and gel are both cleared by the FDA under separate 510(k)s

BIAKŌS

Hydrolyzed Collagen

- HYCOL and CellerateRX gel & powder are Activated Collagen Peptide products cleared by the FDA as medical devices for use on all acute and chronic wounds (excluding third degree burns)
- Penetrates faster into the wound and surgical incision site than native collagen

HYCOL CellerateRX

Advanced Biologics

- Products expected to be marketed and sold under an agreement with Cook Biotech:
  - FORTIFY TRG™ Tissue Repair Graft
  - FORTIFY FLOWABLE™ Extracellular Matrix
  - VIM™ Amnion Matrix

Negative Pressure Wound Therapy Adjunct Products

- BIAKŌS Irrigation Solution for negative pressure wound therapy (NPWT)
- Currently undergoing field-testing
- BIAKŌS irrigation solution is used in instillation and irrigation pumps to remove and prevent biofilm reformation while allowing the wound to receive the full benefit of NPWT
- Targeted to Post-Acute Care settings: LTACHs, SNFs and home health

Oxygen Delivery System Segment of the Healthcare Industry

- Hyperbaric Oxygen Therapy (HBOT) is overused and increasing costs in the system
- A novel wound dressing (under development) will be designed to deliver oxygen directly to the wound bed to allow new tissue formation and advance the healing process
- Recently was under a National Institute of Health grant and expect to file 510(k) in 2022

Opportunity Overview

We believe the Surgical and Chronic Wound and Skin Care Industry is Poised for Disruption

What is the opportunity?

- To improve the outcome of patients with surgical wounds, chronic wounds or skin care maladies at a lower overall cost of care
- To implement a first to market comprehensive wound and skin care strategy across the continuum of care

Why does the surgical and chronic wound and skin care industry need to be disrupted?

- Fragmented care coordination for patients as they move through the continuum of care
- Significant overlap between chronic wound and skin care patients
- Lack of new product innovation
- Lack of early and accurate diagnosis for chronic wound and dermatologic conditions

How is Sanara seeking to disrupt the surgical and chronic wound and skin care industry?

- By transforming the way wound and skin care is provided throughout the continuum of care
- Introducing unique products and services direct to providers and patients
- Leveraging management team's experience and relationships across the healthcare system

How big is the opportunity?

> $28B[1]
Total Annual U.S. Treatment Costs for Surgical and Chronic Wounds



~$3.5 - $10 Billion[1]
Annual Cost of Surgical Site Infections

> 8M[1]
Patients suffer from surgical & chronic wounds each year in the U.S.

$45B[2]
Estimated U.S. Teledermatology Market by 2027


CAGR: 32%
$5B
$45B
2019
2027

(1) "Human Wounds and Its Burden: An Updated Compendium of Estimates" by Chandan K. Sen
(2) "Teledermatology Market Report" by Fortune Business Insights

Experienced Management Team and Board

Sanara MedTech

Management Team

	**Zachary Fleming** President and Chief Operating Officer, Surgical Division
	**Shawn Bowman** President and Chief Operating Officer, Wound Care Division
	**Mike McNeil** Chief Financial Officer
	**Don Stelly** Catalyst/Sanara Operating Partner
	**Chris Morrison, MD** President Telehealth Services, UWSS
	**Callon Nichols** Director of Investor Relations
	**Sue Diefer** Clinical Director, Wound Care and Surgical Repair

Board of Directors

	**Ron Nixon** Executive Chairman *Founder and Managing Partner of The Catalyst Group, Inc.*
	**J. Michael Carmena** Vice Chairman *Former Chief Executive Officer*
	**James W. Stuckert** *Former Chairman and Chief Executive Officer, Hilliard Lyons*
	**Dr. Kenneth E. Thorpe, Ph.D.** *Professor and Chair of the Department of Health Policy & Management Emory University*
	**Ann Beal Salamone, M.S.** *Chairman of the Board, Rochal Industries, LLC*
	**Bob DeSutter** *Managing Director and former healthcare global group head, Piper Sandler*
	**Sara N. Ortwein** *Former President, XTO Energy*

Comprehensive Wound and Skin Care Strategy

Sanara
MedTech
Evidence Based Healing

Surgical Wound Disruptive Strategies

The industry needs to minimize post-acute care costs, while improving patient clinical outcomes

Surgical Wound Market

- Surgical Wounds are the largest Medicare spend area in wound care totaling $11.7B (including cost of infections)[1]
- 15.3M surgeries in the U.S. each year (excluding ocular surgery), 7.8M in ASC's and 7.5M in hospitals[2]
- 2-4% is the average published rate of surgical site infection/complication across all surgery types[3]

Our Focus

- Reduce the economic and clinical burden of post-operative wound complications
- ~1M Arthroplasties performed annually in the U.S. (hip and knee replacements)
  - 370k hips and 680k knees annually[4]
- Surgical Wound dehiscence across all surgical specialties is a major cause of patient mortality
  - leading to a 61% higher rate of readmission[5]
  - $40,000+ in additional hospital charges[5]

Future Market Growth

- By year 2030, total hips and knee procedures are projected to grow by 171% and 189%, respectively[4]
- Revision hip and knees (when initial implantation must be re-done) is expected to increase by 140% and 190%, respectively[4]
- In the U.S., over 73% of adults are overweight and over 40% are considered obese, a major risk factor for unimpaired healing[6]

(1) "Chronic Wounds: Economic Impact and costs to Medicare" by Alliance of Wound Care Stakeholders.
(2) "Surgeries in Hospital Based Ambulatory Surgery and Hospital Inpatient Settings, 2014" by Claudia A. Steiner, M.D., M.P.H., Zeynal Karaca, Ph.D., Brian J. Moore, Ph.D., Melissa C. Imshaug, M.P.H., and Gary Pickens, Ph.D.
(3) Patient Safety Network.
(4) "Projected Volume of Primary and Revision Total Joint Replacement in the U.S. 2030 to 2060" by American Academy of Orthopaedic Surgeons
(5) "Consensus Document" by World Union of Wound Healing Societies.
(6) https://www.cdc.gov/nchs/fastats/obesity-overweight.htm

Wound Care Disruptive Strategies

We believe the industry is poised for a disruptive solution to lower costs and improve outcomes

Current Wound Care Problem		Future Disruptive Solution
- Fee-For-Service reimbursement system is antiquated: — Emphasis on obtaining payment codes to maximize revenue — Not aligned with value proposition — Efficacy and outcomes not aligned with reimbursement - Care settings are all episodic: — Hospital (3-5 days) — LTAC (28 days) — SNF (21/100 days) — Home Health (60 days) - No continuum of care ownership of the wound patient - Inconsistent treatment plans throughout the continuum - Limited product / service innovation in the industry over last 20 years	→	- Transition to value-based purchasing - Innovative new products and services - Evidence-based healing protocols - New diagnostic tools to identify wound characteristics leading to better treatment algorithms - Consistent plan of care throughout continuum - Physician / clinician ownership of the patient throughout continuum - Integration of telemedicine and virtual consult technology

Comprehensive Wound & Skin Solution for All Care Settings

Sanara plans to deliver a comprehensive wound care ecosystem targeting the entire continuum of care, with services expected to drive further product sales and shareholder value

All Care Settings

Acute					Post - Acute				
Physician Office	Inpatient Hospital	OR	ASC	LTACH	Physician Office	Clinics and WCC	SNF	LTC	Home Health

Continuum of Care from Acute to the Home

Current and Expected Products and Technology-Enabled Services in 2021

Products and R&D	Diagnostics	Virtual Care / Telemedicine	Proprietary Data Analytics / Formulary Development
Sanara MedTech; Rochal; COOK Biotech	Precision Healing	DirectDerm; Mgroup Strategies; WounDerm	Integrated by All Parties

SMTI Surgical Division

Sanara
MedTech
Evidence Based Healing

Surgical Division – Overview

Sanara MedTech

- The surgical division markets and distributes CellerateRX Surgical primarily to hospitals and ambulatory surgical centers ("ASCs") for use by surgeons in their facilities.
- CellerateRX Surgical is sold through a growing network of independent surgical specialty sales agencies and Company representatives who sell and support the products in surgical settings.
- Over 750 hospital locations currently have approval to use CellerateRX Surgical, with more locations being consistently added. The current efforts of our sales teams involve deeper penetration into these approved locations.
- The surgical division plans to begin marketing new advanced biologic products in 2021.


CellerateRX


CellerateRX



Surgical Division – Products

CellerateRX Surgical

- CellerateRX Surgical Activated Collagen Powder is composed of medical hydrolysate of Type I bovine collagen that is approximately 1/100th the size of native collagen
- CellerateRX Surgical is hydrolyzed collagen that aids in the management of surgical wounds


Cellerate

CellerateRX Surgical Powder


Cellerate

CellerateRX Gel

Indications:

- Surgical Wounds
- Traumatic Wounds
- Partial- and Full-Thickness Wounds
- First- and Second-Degree Burns

Contraindications

- Known sensitivity to bovine collagen

Adverse Events

- None reported

Benefits:

- Sterilized and packaged for use in a sterile, surgical environment
- Provides the benefits of hydrolyzed collagen to the wound bed
- Hydrolyzed collagen fragments do not have to be broken down by the patient's body to be effective
- Versatile, can be used in many types of surgical wounds

Appropriate for Many Surgical Specialties Including:

- Orthopedics
- Plastics/Reconstructive
- Trauma
- General
- Vascular
- Obstetrical/Gynecologic
- Neurology
- Cardiology
- Orthopedic Spine
- Podiatric
- Urology
- Colorectal
- Hand
- Mohs Surgery
- Head and Neck
- Oncology

Cook - Sanara Partnership Products

- Executed in December 2020
- Exclusive marketing agreement for Sanara to purchase, market, and distribute three advanced biologics products:
  - FORTIFY TRG™ Tissue Repair Graft
  - FORTIFY FLOWABLE™ Extracellular Matrix
  - VIM™ Amnion Matrix
- Product expected to be marketed in 2021

	FORTIFY TRG™ Tissue Repair Graft	FORTIFY FLOWABLE™ Extracellular Matrix	VIM™ Amnion Matrix
Benefits	✓ Ideal for reinforcement of soft tissue ✓ Available in multiple sizes ✓ Can be cut to size to accommodate patient anatomy	✓ Maintains and supports a healing environment for wound management ✓ Provides a natural, complex ECM scaffold for cellular invasion and capillary growth	✓ Minimally processed to decellularize the material while maintaining the structure and components of the extracellular matrix environment ✓ Shown to retain ECM components that are important for normal cell processes and wound healing
Regulatory	• 510(k) cleared • Terminally sterilized	• 510(k) cleared • Terminally sterilized	• Terminally sterilized • Collected from consenting donors, tested for infectious diseases, and determined eligible for transplantation by a licensed Medical Director
Indications	• Implantation to reinforce soft tissue	• Partial and full-thickness wounds, pressure ulcers, venous ulcers, diabetic ulcers, chronic vascular ulcers, tunneled/undermined wounds, surgical wounds (donor sites/grafts, post-Mohs surgery, post-laser surgery, podiatric, wound dehiscence), trauma wounds (abrasions, lacerations, second-degree burns, and skin tears) and draining wounds.	• Intended for homologous use as a wound covering or barrier in surgical, orthopedic, ophthalmic, and wound applications

Surgical Market Overview

- 17 Surgical Regional Sales Managers ("RSMs")
- 80 active 1099 Agent groups with the ability to market CellerateRX Surgical
  - — We estimate that approximately 200 reps are selling CellerateRX Surgical today
- In 2020, approximately 75% of Sanara's CellerateRX Surgical applications were used for orthopedic and spine wound patients
- CellerateRX Surgical sold in 291 hospitals/ASCs across 18 states as of December 31, 2020
- CellerateRX Surgical approved to be sold in over 750 hospitals/ASCs
  - Added an additional ~350 hospital/ASC approvals for CellerateRX in the second half of 2020
- Total available market in the United States:
  - — 6,090 hospitals[1]
  - — 5,700 ASCs[2]

(1) American Hospital Association. Fast Facts on U.S. Hospitals, 2021.
(2) Becker's ASC Review dated June 19, 2020 referencing CMS data from May 2020 as reported by ASCA.

SMTI Wound Care Division

Sanara
MedTech
Evidence Based Healing

Wound Care Division – Overview

Sanara MedTech

- The chronic wound division markets and distributes the following products: BIAKŌS Antimicrobial Skin and Wound Cleanser, BIAKŌS Antimicrobial Wound Gel, BIAKŌS Antimicrobial Skin and Wound Irrigation Solution and HYCOL powder and gel.
- The chronic wound division primarily distributes to post-acute care settings, including long-term care facilities, home health, wound care centers, and professional medical offices.
- Products are sold by Company representatives supplemented by major medical-surgical distributors, independent distributors, and durable medical equipment ("DME") distributors.





Wound Care Division – Products

	BIAKŌS Antimicrobial Skin and Wound Cleanser	BIAKŌS Antimicrobial Wound Gel	BIAKŌS Antimicrobial Skin and Wound Irrigation Solution	HYCOL Hydrolyzed Collagen Powder and Gel
Description	• Intended for mechanical cleansing and removal of debris, dirt and foreign materials, including microorganisms, from wounds	• Can be used alone, or in combination with BIAKŌS Antimicrobial Skin & Wound Cleanser • When utilized together, the cleanser is applied initially to clean a wound and disrupt biofilm microbes (removing 99% in 10 minutes) • The gel can then be applied and can remain in the wound for up to 72 hours helping to disrupt biofilm microbes between normal dressing changes	• Used in conjunction with negative pressure wound therapy installation and dwell (NPWTi-d) and other wound irrigation needs	• Comprised of Type 1 bovine hydrolyzed collagen for the management of chronic and non-surgical acute wounds • No adverse events reported • Only contradiction is known sensitivity to bovine collagen • The body does not have to break it down before use
Indications	• Stage I-IV pressure ulcers • Diabetic foot ulcers • Post-surgical wounds	• First- and second-degree burns • Grafted and donor sites		• Partial- and full-thickness and traumatic wounds • Pressure injuries I-IV • Venous stasis, arterial ulcers, and diabetic ulcers • First- and second-degree burns degree burns
Ingredients	• Antimicrobial: PHMB • Humectant: Vicinal Diols	• Surfactant: Poloxamer 407 • Chelator: EDTAs		• Type 1 bovine hydrolyzed collagen • Contains no additives
Benefits	• Eliminate planktonic, immature, and mature biofilms • Attack Gram-negative and Gram-positive bacteria, fungi and spores	• Support normal wound healing pH • Create an environment conducive to wound healing		• Collagen fragments are approximately 1/100th the size of native collagen • Provides a moist wound environment conducive to wound healing
Product Image				 

BIAKŌS – Comparison to Market Competitors

Sanara MedTech

BIAKŌS Antimicrobial Skin and Wound Gel was launched in November 2020 to complement BIAKŌS Antimicrobial Skin and Wound Cleanser. The gel can be applied and will remain in wounds for up to 72 hours, helping to continue disrupting biofilm microbes

2020 Study Conducted by Rochal Industries

- In a study conducted in 2020, BIAKŌS Antimicrobial Wound Gel in combination with BIAKŌS AWC was compared to a number of wound cleansers to treat chronic wounds such as pressure, diabetic, and venous ulcers in the inflammatory phase of wound healing
- The BIAKŌS system reduced the biofilm burden by 7.5 logs (>99.99% reduction) by the 24-hour time point and eradicated it by the 48-hour time point while the remaining commercial controls reduced the MRSA biofilms by less than 1 log
- To the right is a graphic summarizing the efficacy of the use of BIAKŌS Antimicrobial Wound Gel in combination with BIAKŌS AWC when reducing the MRSA mature biofilm
- The study also tested efficacy of BIAKŌS Antimicrobial Wound Gel in combination with BIAKŌS AWC against *P. aeruginosa* and *C albicans* biofilms and was found to reduce the former by 6 logs while fully eradicating the latter biofilm
- The other commercial cleansers were largely ineffective against all three types of biofilms



Wound Cleanser and Gel Combination Treatment – Mature Biofilm: MRSA
Log CFU/ml
9.00
8.00
7.00
6.00
5.00
4.00
3.00
2.00
1.00
0.00
BIAKŌS
BIAKŌS
24 hour
48 hour
72 hour
BIAKŌS System
Prontosan Combo
Plurogel
SilvaSorb
Anasept Combo
Puracyn Combo
Control

Source: "Efficacy of an Innovative New Wound Cleanser and Gel against Mature Biofilms" by Rebecca McMahon, PhD, SupremaPeleon, Ann Beal Salamone, Joseph C. Salamone, PhD

Wound Care Salesforce Overview

Sanara MedTech

- 5 Wound Care RSMs cover 31 States with each managing their Region
- Products are sold by RSMs and supplemented by major medical-surgical distributors, independent distributors and currently 9 DME distributors
  - RSMs educate, support and train 45 independent post-acute care reps and 40 independent reps that call on physician offices and clinics
- >150 independent traveling clinicians utilize the Sanara portfolio of products
- Sanara's current targeted markets (SNF, home health, and podiatry offices) in the United States:

— 15,600 SNFs

— 11,000 home health agencies

— 12,000 podiatrists across 8,500 offices

Diagnostic Technologies and Virtual Consult Services

Sanara
MedTech
Evidence Based Healing

Sanara's Diagnostic and Technology Partnerships

Sanara MedTech

Diagnostic and technology partnerships expected to drive patient aggregation into the Sanara ecosystem starting in 2021

Investments and Partnerships

Precision Healing

- Investment and exclusive license expected to enable use of technology in certain markets
- Platform addresses a multi-billion-dollar unmet need in the care of chronic wounds and skin in the home through the use of diagnostic technology
- The assay is expected to be the first comprehensive skin and wound assessment technology in the market
- Precision Healing has filed provisional patents for the imager, AI software, the assay pad

DirectDerm

- UWSS investment and exclusive use of technology
- Provides prompt, cost-effective and scalable virtual dermatology care (currently licensed in 23 states and expected to be 50 by the end of 2021)
- 48-hour diagnosis (vs. up to six months to get an in-person appointment in some cases)
- Able to triage consumer, recommend and prescribe products and expedite on-site dermatology care if needed

WounDerm

- Acquired in 2021; formerly Woundyne Medical LLC
- Proprietary software platform application (iOS and Android) and EMR provides highly-differentiated user interface
- Care collaboration platform allows for interoperability with client facing EMR and real-time communication
- Automated formulary and product ordering and fulfillment platform
- AI algorithmic development to expand technology-driven clinical practice guidelines and decision-making support

Mgroup Strategies

- UWSS exclusive affiliation
- Physician-owned and physician-led multi-specialty wound care group focused on utilizing telehealth and associated technologies to build high-quality, cost-effective care delivery systems
- Currently holds active medical licenses in 40 states with plans to expand coverage to all 50 states in 2021

Precision Healing – Investment and Exclusive Use of Technology

Sanara MedTech

Company Overview

- Novel and disruptive approach to multi-billion-dollar unmet need in the care of skin and chronic wounds
- Fits need for diagnostic and decision support across the continuum of care including home health and the retail markets
- Allows for development of advanced virtual care pathways with scalable patient access and treatment algorithms
- Data analytics paves the way for population health-based wound and skin care approach including bundled and value-based partnerships
- Provisional patents have been filed by Precision Healing for the imager, AI software, and assay pad

Retail Opportunity





Diagnostic Capabilities

Molecular Assay-Smart Pad

Quantifies 5-9 key biochemical markers that dictate the trajectory of the wound and deficiencies to guide treatment including:

- Cytokines
- Protease
- Growth factors
- pH
- TLR
- Glycoprotein
- Signaling proteins
- Other immune system related proteins
- Collagen

Imager

Amount and location of:

- Granulation – the collagen and blood vessel start of dermis healing
- Epithelial tissue – accurately determine the closure of the wound area
- Necrotic tissue
- Presence and location of infection
- Local blood oxygen level
- Perfusion of the wound
- Temperature map of the wound
- Precision wound area and volume

Precision Healing Offers the Only Imager to Address Bacteria and Host Response

Sanara MedTech

	Precision Healing	Moleculight	Wound Vision	HyperMed	SpectralMD	Kent	Tissue Analytics
Microbes:							
S. Aureus/ Porphyrin	✓	✓					
P. Aeruginosa/ Pyoverdine	✓	✓					
Host Response:							
Calor/Heat	✓		✓				
Granulation	✓						
NADH*/ Cellular Activity	✓						
Collagen	✓						
Water/ Swelling	✓						
Tissue Oximetry (%O_2 image)	✓			✓	✓	✓	
Wound Area/ Volume	✓		✓				✓

*NADH: nicotinamide adenine dinucleotide (NAD) + hydrogen (H)

Wound and Skin Virtual Consult Services

Sanara MedTech

Service Capabilities

Affiliated providers offer:

- Ability to provide prompt, cost-effective and scalable virtual care via telemedicine
- 48-hour diagnosis (vs. up to six months to get an in-person appointment in some cases)
- Ability to triage consumer, recommend and prescribe products and expedite on-site care if needed

Key Diagnoses:

- All Chronic Wounds
- Dry Skin
- Bacterial Infections
- Sunspots
- Dandruff
- Contact Allergies
- Cuts and Scrapes
- Eczema
- Yeast
- Rosacea
- Acne

Benefits:

- Allow consumers to access dermatologists on a retail basis for diagnosis, monitoring and treatment from home
- Addresses the disconnect between managed care and home treatment
- Fast turn-around
- Competitive pricing – retail price per consult ($50.00)

Care Provided



Images and medical history are sent from mobile or web app by Provider (Patient, PCP, home care, nursing facility, etc.)
Board-Certified Dermatologist reviews case, diagnoses and orders treatment plan
Patient and Provider receive report and prescriptions sent to pharmacy in < 48 hrs. Expedited in-person clinic appointment scheduled as needed

Testimonials

"I was on a nine-month waiting list to see a dermatologist. Then I found DirectDerm. In two days, I had an appointment. In two weeks, I had relief."

Roxanne Albaugh (Modesto, CA)

"I would definitely recommend DirectDerm to any of my family members or friends. It's quick. It's easy. And it gives you piece of mind."

Melody Hill (Vallejo, CA)

Transitional Care Strategy for Post-acute Care Settings

Product Pipeline

Sanara MedTech
Evidence Based Healing

Product Pipeline (1/2)

	BIAKŌS OTC Hand and Skin Cleanser	CuraShield Anti-Microbial Barrier Film	Debridement Technology	Debrikos
Description	• Testing shows that BIAKŌS is effective against MRSA and VRE in addition to inactivating SARS-CoV-2 in solution but has not been cleared or approved by the FDA for such uses • Product will provide an effective adjunct to hand hygiene protocols for people on the go as well as clinicians in skilled nursing facilities, wound care clinics, hospitals and private offices who would benefit from a fast, gentle and effective cleansing product that reduces the risk of infections (including some of the most serious), while maintaining existing skin integrity	• Intended for application to minor wounds and damaged skin as a liquid, film-forming barrier, which creates a waterproof, film dressing, protecting the wound or damaged skin • Product is biocompatible, non-stinging, and fast drying	• Leverages the body's own enzymes and moisture to rehydrate, soften and liquefy devitalized tissue • The majority of wound dressings, such as hydrogels, hydrocolloids, and hydrofibres, debride by the process of autolysis	• Antimicrobial wound bed preparation and cleansing device utilizing BIAKŌS Antimicrobial Skin and Wound Cleanser and a novel delivery method to debride a wound while delivering BIAKŌS
Licensing	• Licensed from Rochal Industries, LLC	• Licensed from Rochal Industries, LLC	• Licensed from Rochal Industries, LLC	• BIAKŌS is licensed from Rochal Industries, LLC; delivery system developed by Sanara and Rochal
Expected Commercial Launch Date	• Plan is to commercialize in 2021	• Plan is to commercialize in 2021	• 2023	• 2023

Product Pipeline (2/2)

Sanara MedTech

	Next Generation CellerateRX	Next Generation HYCOL	Novel Wound Dressing	BIA SURGE
Description	• Second generation CellerateRX • CellerateRX Surgical is a medical hydrolysate of Type I bovine collagen indicated for the management of surgical, traumatic, and partial- and full-thickness wounds as well as first- and second-degree burns	• Second generation HYCOL • Medical hydrolysate of Type I bovine collagen intended for the management of full and partial thickness wounds including pressure ulcers, venous and arterial leg ulcers and diabetic foot ulcers.	• Oxygen is critical for a wound to advance through normal healing. • This novel two-phased composite designed to use: (1) an oxygen-transporting silicone to continuously supply oxygen to the wound bed and (2) a water-absorbent hydrophilic polymer component to absorb excess fluid (exudate) at the wound surface. • Recently was under a National Institute of Health grant	• Sterile BIAKŌS product for use in surgical settings • Product will be the first "leave in" biofilm and antimicrobial irrigant for surgery
Licensing	• Licensed from Applied Nutritionals, LLC	• Licensed from Applied Nutritionals, LLC	• Rochal Industries, LLC (under right of first refusal)	• Licensed from Rochal Industries, LLC
Expected Commercial Launch Date	• 2023	• 2023	• 2023	• 2023

Investment Highlights

Sanara MedTech

1. Developing comprehensive wound and skin care product and expected service solutions for patients across multiple care settings
2. Versatile product offerings and anticipated service offerings supported by robust clinical evidence driven by our partnerships
3. Anticipated UWSS services with a clear value proposition for all stakeholders, supporting continued Sanara product sales growth
4. Innovative pipeline technologies for products and diagnostics with proven clinical performance
5. Growing chronic and acute wound care markets with favorable industry tailwinds
6. Experienced salesforce with extensive reach and established customer relationships
7. Proven executive leadership team with a long-term track record of value creation

Surgical Care Case Studies

Sanara MedTech
Evidence Based Healing

Open Tibia and Fibula Fracture

Case Overview

- 29-year-old male with an acute traumatic lower extremity injury sustained an open fracture of the tibia and fibula from a motorcycle accident, with evidence of segmental bone loss.
- Initial treatment involved an external fixator, application of CellerateRX Surgical Powder and negative pressure wound therapy. Two days after initial surgery, patient returned to the operating room for removal of the external fixator, intramedullary nailing of the tibia and surgical closure of the wound.
- Sustained healing was evident at six weeks upon follow-up.
- Dr. William Axelrad, MD & Dr. Derek Hinds, MD (Texas Health Presbyterian-Dallas, TX)



Intraoperative:
Patient was stabilized, and the wound was cleaned prior to treatment.



Intraoperative:
CellerateRX Surgical Powder was administered to surgical wound site before external fixator and negative pressure wound therapy applied.



2 Days Post-op:
Two days postoperatively, negative pressure wound therapy was discontinued and the external fixator removed. The surgical wound was closed with sutures.

Hip Replacement with Comorbidities

Case Overview

- Middle-aged female with a history of diabetes, obesity, previous hip replacement with complications that delayed wound healing, and previous surgical site
- Patient had previously undergone hip replacement with subsequent complications that delayed wound healing, requiring wound management for two months. Patient was admitted for surgery for an artificial hip replacement. Hip replacement was performed and the fascia was closed, but not the incision site.
- CellerateRX Surgical Powder was applied in the surgical wound bed, followed by the application of negative pressure wound therapy.
- Three days after the initial surgical procedure, the patient returned to the operating room for surgical closure.
- The wound demonstrated granulation tissue, and the incision site was closed. Negative pressure wound therapy was discontinued.
- The wound went on to heal successfully without complication
- Dr. Blaine Farless, MD (Cleburne Orthopedics and Sports Medicine-Cleburne, TX)



Intraoperative: Surgical site where the previous hip joint was removed and replaced with an artificial joint.



Intraoperative: CellerateRX Surgical Powder applied above the fascia of the surgical wound site.



3 Days Post-op: CellerateRX Surgical Powder was reapplied on post-op Day 3. The wound was demonstrating healthy granulation tissue prior to secondary wound closure.



Post-op: Placement of negative pressure on the open wound.

Open Distal Femur Fracture

Case Overview

- 69-year-old female with a history of: >24-hour delay in surgery due to other medical complications, previous total knee replacement at site
- Patient had an open distal femur fracture after a motor vehicle accident that was complicated with a contaminated wound site. Surgery was delayed to address other, more urgent medical issues, which increased the risk of infection.
- The patient underwent surgery for wound debridement and irrigation as well as a retrograde intramedullary femur fixation. To reduce the bacterial load in the wound and reduce the risk of complications, including infection, the patient was given Vancomycin (1 g) 30 minutes prior to surgery.
- She also received CellerateRX Surgical Powder (1 g) combined with Tobramycin (1.2 g) applied to the wound prior to closure. Incisional negative pressure wound therapy was utilized as the secondary wound dressing. The patient also received Vancomycin (1 g) postoperatively every 12 hours until the cultures came back at 48 hours and were negative
- Dr. Blaine Farless, MD (Cleburne Orthopedics and Sports Medicine-Cleburne, TX)



Intraoperative:
Closure of fascia after intramedullary femur fixation.



Intraoperative:
Application of CellerateRX Surgical Powder and Tobramycin powder.



Post-op:
Closed surgical wound site. The fracture and wound site healed without complication.

Wound Care Case Studies

Sanara
MedTech
Evidence Based Healing

Stage IV Pressure Ulcer

Sanara MedTech

Case Overview

- 74-year-old male, in a skilled nursing facility, with a history of cerebral infarction, hemiplegia, hypertension, hyperlipidemia, urinary tract infection, pulmonary embolism and atrial fibrillation
- The patient had been placed on standard of care utilizing moist wound-healing principles but was showing no progress, and he was scheduled for a plastic surgery consult for surgical repair of the wound.
- The wound was cleansed with normal saline. HYCOL Hydrolyzed Collagen powder was applied daily. The ulcer was covered with secondary dressing.
- Dr. Maria S. Goddard, MD, CWS FAPWCA (Assistant Director of Medical Affairs, Wound Care Plus, LLC)


Day 1

Wound size: 1.6 cm x 2 cm x 0.4 cm
Wound status: New Stage IV with exposed zygomatic (cheek) bone


Day 14

Wound size: 1.1 cm x 1.4 cm x 0.3 cm
Wound status: Improved, with granulation tissue covering the bone; 55% volume reduction


Day 21

Wound size: 0.9 cm x 0.9 cm x 0.2 cm
Wound status: Improved with 100% granulation tissue; 65% volume reduction


Day 35

Wound status: The wound healed in 5 weeks. The wound was discharged after 100% epithelial tissue was established and the plastic surgery appointment was canceled.

Diabetic Ulcer

Case Overview

- 46 y/o Hispanic male was presented to author 3 weeks post incision and drainage including right 5th digit amputation and partial ray resection
- Patient had a diabetic ulceration, post-op, necrotizing fasciitis with exposed tendon
- CellerateRX Gel was applied every 2-3 days. It was covered with appropriate dressing to maintain moist wound healing
- Alec. O Hochstein, (DPM, DABPS,FASPS, Great Neck Family Foot Care, Great Neck, NY)



Initial Presentation
Wound size: 10 cm x 6 cm x 0.5 cm
Wound status: Granulation with exposed tendon



12 Week Presentation
Wound size: 0.2cm x 0.2cm x 0.1cm
Wound status: 100% Epithelial tissue

UWSS Example: Home Care Patient

Sanara MedTech

Case Overview

- Complicated, Chronic Stage 4 Pressure Ulcer Healed via Telemedicine and Advanced Wound Care Product Treatment Algorithm During COVID-19 Pandemic

Patient History:

- 64yo white female born with Spina Bifida
- 1985 – Stage 4 PU with osteomyelitis requiring bone excision and flap closure
- 1989 and 2010 – Recurrences of stage 4 PU with osteomyelitis requiring bone excision and flap closures
- 2019 – 4th recurrence and flap closure with dehiscence and flap failure
- Referred to outpatient wound center with little improvement over 9-month period
- March 2020 – requested UWSS telemedicine consult and treatment plan due to COVID-19 pandemic

Treatment:

- Virtual implementation of aggressive wound bed preparation protocol with advanced wound care products:
- Mechanical debridement
- Biofilm removal
- Hydrolyzed collagen
- Systemic support – nutrition, offloading, education

Outcome:

- Complete closure in 8 months
- No office visits, hospitalizations, or ancillary costs


3/25/20 – 6.5 x 5.5 x 2.5 cm
8/10/20
10/09/20
12/9/2020 – closed